Exhibit 10.1

Execution Version

VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”) is made and entered into as of November 8, 2026 (the “Agreement Date”), by and among CorMedix Inc., a Delaware corporation (“Buyer”), Heron Therapeutics, Inc., a Delaware corporation (“Seller”), and the undersigned stockholder of Seller (the “Stockholder”). Each of Buyer, Seller and the Stockholder is sometimes referred to herein as a “Party.” Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement (as defined below).

RECITALS

1. Concurrently with the execution and delivery of this Agreement, Buyer and Seller are entering into an Asset Purchase Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Purchase Agreement”) that, among other things and subject to the terms and conditions set forth therein, provides for the sale by Seller of the Transferred Assets to, and assumption of the Assumed Liabilities by, Buyer, in each case, on the terms and subject to the conditions set forth therein (the “Asset Sale”).

2. As of the Agreement Date, the Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of common stock, par value $0.01 per share, of Seller (“Seller Common Stock”), set forth next to the Stockholder’s name on Schedule A hereto (the “Owned Shares,” and together with such additional shares of capital stock of Seller that become beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by the Stockholder, whether upon the receipt of dividends, conversion of convertible securities or otherwise, after the Agreement Date until the Expiration Time, the “Covered Shares”).

3. In connection with Buyer’s entry into the Purchase Agreement, as a condition and inducement to the willingness of Buyer to enter into the Purchase Agreement, the Stockholder has agreed to enter into this Agreement with respect to the Stockholder’s Covered Shares.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1. Agreement to Vote the Covered Shares.

1.1 Voting Agreement. From the Agreement Date until the Expiration Time (as defined below), at every meeting of Seller’s stockholders (whether annual, special or otherwise) at which any of the following matters are to be voted on (and at every adjournment, recess or postponement thereof), and in connection with any action by written consent of Seller’s stockholders, the Stockholder shall, and shall cause any Affiliate controlled by the Stockholder that is a holder of record of any Covered Shares to, vote (including via proxy) or execute consents with respect to all of the Stockholder’s Covered Shares: (a) in favor of (i) the adoption of the Purchase Agreement and the approval of the Transactions, (ii) any proposal to adjourn or postpone any meeting of Seller’s stockholders to a later date if there are not sufficient votes to obtain the Seller Stockholder Approval and (iii) any other matters necessary to secure the Seller Stockholder Approval; and (b) against (i) any action or agreement that would reasonably be expected to (x) result in any of the conditions set forth in Article VII of the Purchase Agreement not being satisfied or (y) result in a material breach of any covenant, representation or warranty or any other obligation or agreement of Seller under the Purchase Agreement, (ii) any Acquisition Proposal or Acquisition Transaction, and (iii) any other agreement, transaction or other matter that is intended to, or would reasonably be expected to, materially impede, frustrate, delay, or interfere with, or materially and adversely affect, the consummation of the Asset Sale and the other Transactions (clauses (a) and (b), the “Covered Proposals”).

1.2 Adverse Amendment. For the avoidance of doubt, nothing in this Agreement shall require the Stockholder to vote in favor of the adoption of the Purchase Agreement as amended by any amendment to the Purchase Agreement, entered into after the Agreement Date without the prior written consent of the Stockholder, that (A) decreases the amount of, changes the form or terms of or delays the timing of payment or allocation of, any portion of the Transaction Consideration (including the Royalty Payments and the Earn-Out Payments); (B) imposes any material restrictions or any additional material conditions on the consummation of the Asset Sale or the payment of the Transaction Consideration to Seller; or (C) is otherwise materially adverse to the Stockholder in particular or to any other of Seller’s stockholders (each of the foregoing, an “Adverse Amendment”).

1.3 Quorum. Until the Expiration Time, at every meeting of Seller’s stockholders (and at every adjournment or postponement thereof) at which a Covered Proposal is to be voted upon, the Stockholder shall be represented in person or by proxy at such meeting (or cause the holders of record on any applicable record date to be represented in person or by proxy at such meeting) in order for the Stockholder’s Covered Shares to be counted as present for purposes of establishing a quorum.

1.4 No Transfer of Shares. The Stockholder covenants and agrees that during the period from the Agreement Date until the Expiration Time, the Stockholder will not, directly or indirectly, (a) transfer, assign, sell, pledge, encumber, hypothecate or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of or consent to any of the foregoing (“Transfer”), or cause to be Transferred, any of the Stockholder’s Covered Shares, (b) deposit any of the Stockholder’s Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Covered Shares or grant any proxy or power of attorney with respect thereto, (c) enter into any contract, option or other arrangement or undertaking with respect to the Transfer of any of the Stockholder’s Covered Shares, (d) enter into any swap (including a total return swap) or similar derivative transaction with respect to any of the Stockholder’s Covered Shares or (e) take any other action or enter into any agreement or undertaking that would reasonably be expected to restrict, limit or interfere with the performance of the Stockholder’s obligations hereunder; provided, however, that the Stockholder may Transfer any such Covered Shares (i) pursuant to any sell-to-cover or net settlement transactions executed for the purpose of satisfying any Tax withholding obligations or exercise price in connection with the vesting, exercise or settlement of any stock options, restricted stock units or other equity awards granted by Seller that are held by such Stockholder (including pursuant to any trading plan intended to satisfy Rule 10b5-1(c) under the Exchange Act that is in effect as of the Agreement Date); or (ii) (A) if the Stockholder is an individual, to any member of the Stockholder’s immediate family or to a trust for the benefit of the Stockholder or any member of the Stockholder’s immediate family or (B) if the Stockholder is not an individual, to any Affiliate controlled by the Stockholder, in each case, only if prior to such transfer the transferee of such Covered Shares evidences in a writing reasonably satisfactory to Buyer such transferee’s agreement to be bound by and subject to the terms and provisions hereof to the same effect as the transferring Stockholder, and no such Transfer shall relieve the transferring Stockholder of its obligations hereunder; provided that any such writing shall not be required in connection with ordinary course monthly rebalancings, if any, between Stockholder’s Affiliates. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 1.4 shall be null and void and of no effect whatsoever, and Seller shall not register any such Transfer. For the avoidance of doubt, the fact, in and of itself, that any Covered Shares are held in a margin account or pledged pursuant to the terms thereof shall not be deemed a breach or violation of any representation, warranty or covenant contained herein; provided no event has occurred that, with or without notice or lapse of time or both, would result in foreclosure on the Covered Shares.

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1.5 Expiration Time. For purposes of this Agreement, “Expiration Time” means the earliest to occur of (a) the Closing, (b) such date and time as the Purchase Agreement is validly terminated in accordance with its terms, (c) the entry into or adoption of an Adverse Amendment, (d) the written agreement of the Stockholder, Buyer and Seller to terminate this Agreement, and (e) a Change of Recommendation, provided that such Change of Recommendation is made in compliance with Seller’s obligations under the Purchase Agreement.

1.6 Certain Other Covenants. From the Agreement Date until the Expiration Time, (a) the Stockholder shall, in its capacity as a stockholder of Seller, comply with the restrictions set forth in Section 5.3(a) of the Purchase Agreement as if it were a party thereto, subject to the exceptions set forth in Section 5.3 of the Purchase Agreement that are applicable to Seller (which shall apply to the Stockholder to the same extent applicable to Seller), and (b) the Stockholder shall not commence or participate in any Action against Buyer, Seller or any of their respective Affiliates challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Purchase Agreement (other than any Action to enforce the terms of this Agreement).

2. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Buyer and Seller that:

2.1 Organization; Due Authority. If the Stockholder is not an individual, it is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within the Stockholder’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of the Stockholder. If the Stockholder is an individual, the Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable against it in accordance with its terms (assuming due and valid execution by Seller and Buyer), except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity.

2.2 Ownership of the Covered Shares. (a) The Stockholder is, as of the Agreement Date, the beneficial or record owner of, and has good and marketable title to, the Stockholder’s Owned Shares, free and clear of any proxy, voting restriction, adverse claim, or other Encumbrances, other than any of the foregoing created by this Agreement and restrictions on transfer under applicable securities Laws and (b) as of the Agreement Date, except as set forth on Schedule A (including any voting power shared with any Affiliate, general partner, investment manager, managing member or other Person, as described thereon), the Stockholder has sole voting power over all of such Owned Shares beneficially owned by the Stockholder. As of the Agreement Date, the Stockholder does not own, beneficially or of record, any Seller Common Stock (or any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, any Seller Common Stock) other than (i) the Owned Shares, (ii) any stock options, restricted stock units or other equity awards granted by Seller and held by the Stockholder, and (iii) any warrants (including pre-funded warrants), convertible preferred stock, convertible notes or other securities convertible into, or exercisable or exchangeable for, Seller Common Stock, in each case of clauses (ii) and (iii), set forth opposite the Stockholder’s name on Schedule A (the securities described in clauses (ii) and (iii), collectively, the “Other Seller Securities”). As of the Agreement Date, other than pursuant to the terms of any Other Seller Securities, any trading plan intended to satisfy Rule 10b5-1(c) under the Exchange Act that is in effect as of the Agreement Date or as otherwise set forth on Schedule A, there are no agreements or arrangements of any kind, contingent or otherwise, obligating the Stockholder to Transfer, or cause to be Transferred, any of the Owned Shares and no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Owned Shares.

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2.3 No Conflict; Consents.

a. The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of such Stockholder’s obligations under this Agreement and the compliance by the Stockholder with any provisions hereof does not and will not: (i) conflict with or violate any laws applicable to the Stockholder; or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the Owned Shares beneficially owned by the Stockholder pursuant to, any Contract or obligation to which the Stockholder is a party or by which the Stockholder is subject, except, in each case, as would not, individually or in the aggregate, reasonably be expected to prevent or materially impair or delay the Stockholder’s ability to perform its obligations hereunder.

b. No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Authority or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by it of the transactions contemplated hereby.

2.4 Litigation. As of the Agreement Date, there is no Action pending or, to the knowledge of the Stockholder, threatened against the Stockholder that in any manner questions or challenges the beneficial or record ownership of the Stockholder’s Owned Shares, the validity of this Agreement or any action taken or to be taken by the Stockholder in connection with this Agreement.

3. Representations and Warranties of Buyer. Buyer hereby represents and warrants to the Stockholder and Seller that:

3.1 Due Authority. Buyer has the full power and capacity to make, enter into and carry out the terms of this Agreement. Buyer is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of Buyer’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Buyer and constitutes a valid and binding obligation of Buyer enforceable against it in accordance with its terms (assuming due and valid execution by the Stockholder and Seller), except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity.

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3.2 No Conflict; Consents.

a. The execution and delivery of this Agreement by Buyer does not, and the performance by Buyer of its obligations under this Agreement and the compliance by Buyer with the provisions hereof do not and will not: (i) conflict with or violate any laws applicable to Buyer; or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract or obligation to which Buyer is a party or by which Buyer is subject, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to prevent or materially impair or delay Buyer’s ability to perform its obligations hereunder.

b. No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Authority or any other Person, is required by or with respect to Buyer in connection with the execution and delivery of this Agreement or the consummation by Buyer of the transactions contemplated hereby.

4. Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer and the Stockholder that:

4.1 Due Authority. Seller has the full power and capacity to make, enter into and carry out the terms of this Agreement. Seller is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of Seller’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller enforceable against it in accordance with its terms (assuming due and valid execution by the Stockholder and Buyer), except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity.

4.2 No Conflict; Consents.

a. The execution and delivery of this Agreement by Seller does not, and the performance by Seller of its obligations under this Agreement and the compliance by Seller with the provisions hereof do not and will not: (i) conflict with or violate any laws applicable to Seller; or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract or obligation to which Seller is a party or by which Seller is subject, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to prevent or materially impair or delay Seller’s ability to perform its obligations hereunder.

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b. No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Authority or any other Person, is required by or with respect to Seller in connection with the execution and delivery of this Agreement or the consummation by Seller of the transactions contemplated hereby.

5. Miscellaneous.

5.1 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Buyer or Seller any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder, and Buyer and Seller shall have no authority to direct the Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

5.2 Certain Adjustments. In the event of any change in Seller Common Stock by reason of any split-up, reverse share split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Seller Common Stock,” “Owned Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

5.3 Amendment and Modification; Waiver. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each Party. No failure or delay of any Party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. Any agreement on the part of any Party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such Party (or, in the case of a Party that is not an individual, by a duly authorized officer on behalf of such Party).

5.4 Fees and Expenses. All fees and expenses incurred in connection with or related to this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such fees or expenses, whether or not the Transactions are consummated.

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5.5 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (i) when delivered by hand (with proof of delivery); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (iii) on the date sent by e-mail (notice deemed given upon transmission so long as there is no return error message or other notification of non-delivery received by the sender) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 5.5):

a.	if to the Stockholder, to the address and recipient set forth on Schedule A attached hereto.

b.	if to Buyer, to:

CorMedix Inc.

389 Interpace Pkwy, Suite 450

Parsippany, New Jersey 07054

Attention: [***]

Email:         [***]

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, New York 10019

Attention: [***]

Email:         [***]

c.	if to Seller, to:

Heron Therapeutics, Inc.

25 Fenton Main Street, Suite 300

Cary, NC 27511

Attention: General Counsel

Email:         [***]

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)
51 John F. Kennedy Parkway, Suite 120

Short Hills, New Jersey 07078-2704
Attention: [***]

Email: [***]

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5.6 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the Transactions shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware or any other jurisdiction.

a. THIS AGREEMENT SHALL BE DEEMED TO BE MADE AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT OR THE ASSET SALE, SHALL BE INTERPRETED, CONSTRUED AND GOVERNED IN ALL RESPECTS BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE CONFLICTS OF LAW PRINCIPLES. The Parties hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such Court of Chancery shall lack subject matter jurisdiction, the federal courts of the United States of America located in the County of New Castle, Delaware, solely in respect of the interpretation and enforcement of the provisions of (and any claim or cause of action arising under or relating to) this Agreement and of the documents referred to in this Agreement, and in respect of the Transactions, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the Parties irrevocably agree that all claims relating to such action, suit or proceeding shall be heard and determined in such courts. The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in Section 5.5 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

b. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY HEREBY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 5.6.

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5.7 Documentation and Information. The Stockholder consents to and authorizes the publication and disclosure by Buyer and Seller of the Stockholder’s identity and holding of the Covered Shares, and the terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement), in the Proxy Statement and any other disclosure document required in connection with the Purchase Agreement, the Asset Sale and the other Transactions.

5.8 Further Assurances. The Stockholder agrees, from time to time, at Buyer’s reasonable request, to execute and deliver such additional documents and take all such further action as may be reasonably required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement; provided that the Stockholder shall not be required to take any action, or refrain from taking any action, that is inconsistent with, or that expands or increases any of, the Stockholder’s obligations under this Agreement.

5.9 Enforcement. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the Parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such Party is entitled at law or in equity. Each of the Parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

5.10 Entire Agreement. This Agreement (including the Schedule hereto) constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the Parties with respect to the subject matter hereof. This Agreement shall not be deemed to contain or imply any restriction, covenant, representation, warranty, agreement or undertaking of any Party with respect to the subject matter hereof other than those expressly set forth herein, and none shall be deemed to exist or be inferred with respect to the subject matter hereof. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Purchase Agreement.

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5.11 Interpretation. For purposes of this Agreement, whenever the context requires: (a) the singular number shall include the plural, and vice versa; (b) the masculine gender shall include the feminine and neuter genders; (c) the feminine gender shall include the masculine and neuter genders; and (d) the neuter gender shall include the masculine and feminine genders. The Parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement. As used in this Agreement, (i) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation,” (ii) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if,” (iii) the word “or” shall not be exclusive, (iv) the word “will” shall be construed to have the same meaning as the word “shall” and (v) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof. Except as otherwise indicated, all references in this Agreement to “Sections” and “Schedules” are intended to refer to Sections of this Agreement and Schedules to this Agreement. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When calculating the period of time before which, within which or after which any act is to be done or step taken pursuant to this Agreement, (i) the date that is the reference date in calculating such period shall be excluded and (ii) if the last day of such period is not a Business Day, the period in question shall end on the next succeeding Business Day. All references in this Agreement to a number of days are to such number of calendar days unless Business Days are specified. Unless otherwise specifically indicated, any reference in this Agreement to $ means U.S. dollars. References to a Person are also to its permitted successors and assigns. The Parties agree that they have been represented by counsel during the negotiation, drafting, preparation and execution of this Agreement and, therefore, waive the application of any law or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

5.12 Assignment; Successors; Parties in Interest. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any Party without the prior written consent of the other Parties; provided, that Buyer may, with Seller’s consent (which consent shall not be unreasonably withheld, conditioned or delayed), assign its rights, but not its obligations, under this Agreement, in whole or in part, to any Affiliate of Buyer; provided, further, that no such assignment shall relieve Buyer of its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns. This Agreement shall be binding upon and inure solely to the benefit of each Party, and nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

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5.13 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

5.14 Counterparts; Signatures. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that the Parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means.

5.15 Non-survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Expiration Time.

5.16 Termination. This Agreement shall automatically terminate without further action by any of the Parties and shall have no further force or effect as of the Expiration Time; provided that the provisions of this Section 5 (other than Section 5.8) shall survive any such termination. Notwithstanding the foregoing, termination of this Agreement shall not prevent any Party from seeking any remedies (at law or in equity) against any other Party for that Party’s willful breach of any of the terms of this Agreement prior to the date of termination in accordance with Section 5.9.

5.17 Fiduciary Duties. The Stockholder has entered into this Agreement solely in the Stockholder’s capacity as the record and/or beneficial owner of the Covered Shares (and not in any other capacity, including any capacity as a director or officer of Seller or a Seller Party). Nothing in this Agreement: (a) will limit or affect any actions or omissions taken by the Stockholder or any of its Affiliates in the Stockholder’s or such Affiliate’s capacity as a director or officer of Seller or a Seller Party, including in exercising rights under the Purchase Agreement, and no such actions or omissions shall be deemed a breach of this Agreement; or (b) will be construed to prohibit, limit, or restrict the Stockholder or any of its Affiliates from exercising the Stockholder’s or such Affiliates’ fiduciary duties as a director or officer to Seller, a Seller Party, or their respective stockholders; provided that nothing in this Section shall limit or affect the Stockholder’s obligations under Section 1 in its capacity as a holder of Covered Shares.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

CORMEDIX INC.

By:
Name:
Title:

[Signature Page – Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

HERON THERAPEUTICS, INC.

By:
Name:
Title:

[Signature Page – Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

RUBRIC CAPITAL MANAGEMENT LP, as Manager or Sub-Manager of its Funds and Accounts

By:
Name:
Title:	Authorized Signatory

[Signature Page – Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

[______]

By:
Name:
Title:

[Signature Page – Voting and Support Agreement]

Schedule A

Name	Owned Shares	Other Seller Securities	Shared Voting Arrangements	Address
[Stockholder]	[●]			c/o: Email: